RX FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED JUNE 28, 2016
TO THE
STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 29, 2016
AS SUPPLEMENTED THROUGH JUNE 9, 2016

RX TACTICAL ROTATION FUND (TICKERS: FMARX, RXTAX, FMLAX)	RX MAR TACTICAL GROWTH FUND (TICKERS: MGMIX, MGMAX, MGMCX)

RX MAR TACTICAL MODERATE GROWTH FUND (TICKERS: MGZIX, MGZAX, MGZCX)

 (the “Funds”)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION LISTED ABOVE.

Shareholder Meeting Proposal Approvals. A Special Meeting of Shareholders was held on March 21, 2016 (the “Meeting”) to approve certain proposals, including the approval of an Investment Advisory Agreement, the approval of Investment Sub-Advisory Agreements, and the election of Trustees to the Trust’s Board. Effective immediately, the Statement of Additional Information is changed as follows:

In the section “Management of the Funds,” the table titled “Trustees” is replaced in its entirety as shown:

Trustees:

Name, Age	Position(s) Held with Trust	Term of Office / Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen by Trustee	Other Directorships Held by Trustee(1)
Independent Trustees:
Jeffrey Haas Age: 54	Chairman of the Board and Trustee	Indefinite/ Since Inception	Professor of Law, New York Law School (since 1996)	3	1
George Mileusnic Age: 61	Trustee	Indefinite/ Since Inception	Retired. Formerly Chief Financial Officer of Caribou Coffee, Inc. (2001-2008). Currently serving on the Board of North American State Bank.	3	1
Thomas Kice Age: 66	Trustee	Indefinite/ Since 2016	Senior Advisor of Kice Industries, Inc.	3	1
Peter Ochs Age: 64	Trustee	Indefinite/ Since 2016	President of Capital III, Inc. Formerly Manager of Ochs & Associates, Inc.	3	1
Interested Trustee:
Darlene T. DeRemer(2)(3) Age: 60	Trustee	Indefinite / Since 2016	Ms. DeRemer is Managing Partner and co-founder of Grail Partners (since 2005). She also serves on the Syracuse University board of trustees, and is chair of the Investment & Endowment Committee.	3	3

(1)     Each Trustee is also a Trustee of American Independence Funds Trust, which as of March 31, 2016 included eight (8) portfolios or funds.

(2)     Ms. DeRemer is considered to be an Interested Trustee due to her position with Grail Partners, which is an investor in the Trust’s Adviser.

(3)     Ms. DeRemer also serves on the Board of Trustees, as an Independent Trustee, of ARK ETF Trust, which as of January 31, 2016, consists of six portfolios or funds – ARK Innovation ETF, ARK Genomic Revolution Multi-Sector ETF, ARK Industrial Innovation ETF, ARK Web x.0 ETF, 3D Printing ETF and ARK Israel Innovative Technology ETF.

In the section “Management of the Funds,” the table titled “Officers” is replaced in its entirety as shown:

Officers:

Name, Age and Position(s) Held	Length of Time Served as Fund Officer	Principal Occupation During Past 5 Years
Thaddeus (Ted) Leszczynski Age: 69 Chief Compliance Officer and Secretary	CCO since February 2015 Secretary since March 2016	Chief Compliance Officer of RiskX Investments, LLC (since April 2015). Founding member of Compliance Solutions Associates LLC (since September 2009).
John J. Pileggi Age: 56 President, Chief Executive Officer, and Assistant Treasurer	Since Inception President since December 2015	Chief Executive Officer of RiskX Investments, LLC. Previously, Managing Partner and founding member of American Independence Financial Services, LLC (since 2005).
Terrance P. Gallagher Age: 57 Treasurer and Principal Accounting Officer	Since March 2016	Executive Vice President, Director of Fund Accounting & Administration, UMB Fund Services. Member of the American Institute of Certified Public Accountants.

In the section “Additional Information About the Trustees,” the paragraph titled “John J. Pileggi (Interested Trustee” is deleted and replaced in its entirely with the following:

Thomas Kice. Mr. Kice has been an Independent Trustee of the Trust since March 2006. Mr. Kice served as an Independent Trustee to the Predecessor Funds since their inception in November 1996. He is currently Senior Advisor of Kice Industries, Inc., an industrial engineering company. Mr. Kice previously worked at Kice Industries from 1972 until present in all aspects of business including management, sales, and served as President and CEO from 1987 until 2009. He is currently serving on the Kice Industries board of directors. Mr. Kice graduated from Wichita State University in 1972 with a B.S. in Business Administration. He currently serves on the board of directors for McShares Inc., a research products company, in Salina, Kansas. He was selected as a Trustee based on his business experience and previous service as an independent mutual fund director.

Peter L. Ochs. Mr. Ochs has been an Independent Trustee of the Trust since March 2006. Mr. Ochs served as an Independent Trustee to the Predecessor Funds since September 2001. Mr. Ochs has served as President of Capital III, Inc. from June 1982 to present. Mr. Ochs was previously employed by the United American Bank in Wichita, Kansas from June 1974 to June 1982. Mr. Ochs received a BA in Business Administration/Finance from the University of Kansas in 1974. Mr. Ochs is a Director of UTG, Inc. a public insurance company. Mr. Ochs was selected as a Trustee because of his extensive experience in finance and accounting, with over 30 years of senior financial management.

Darlene T. DeRemer. Ms. DeRemer is Managing Partner of Grail Partners (“Grail”), which she founded in 2005 along with Mr. Donald H. Putnam. Grail is an advisory merchant bank serving the investment management industry from offices in Boston, New York and San Francisco; Grail partners have worked on over 250 strategic transactions involving asset management businesses over two decades. In addition to heading up Grail’s Boston office, Ms. DeRemer is the senior banker focusing on the asset management industry worldwide, and has advised clients in a wide range of strategic transactions. Prior to becoming an investment banker at Putnam Lovell NBF in 2003, Ms. DeRemer spent twenty-five years as a leading adviser to the financial services industry, specializing in strategic marketing, planning, product design and the implementation of innovative service strategies. Her work on outsourcing and use of technology has transformed her fund company clients. She has participated in numerous fund company asset management restructuring transactions. Since shifting to investment banking full time, Ms. DeRemer has led or participated in a score of advisory transactions. Her current clients include sale and purchase mandates for institutional and mutual fund managers in the U.S., as well as restructuring assignments for alternative investment firms that seek to tap the public markets in the U.S. and abroad. Ms. DeRemer ran NewRiver’s eBusiness Advisory unit for four years, until 2003, prior to which she operated her own strategy firm in asset management, DeRemer & Associates, for eighteen years. Founded in 1987, DeRemer & Associates was the first consultancy focused on the U.S. mutual fund industry. From 1985 to 1987, Ms. DeRemer was Vice President and Director in the Asset Management Division of State Street Bank & Trust Company (now State Street Global Advisors) where she managed the $4 billion Pension Real Estate Department and developed Marketing Communications and Client Service programs. Before joining State Street, Ms. DeRemer was a Vice President at T. Rowe Price & Associates from 1982 to 1985. Ms. DeRemer’s career started in strategic planning at Tiger International and its subsidiary, Flying Tiger Airlines. Ms. DeRemer earned a BS in finance and marketing in 1977 summa cum laude and MBA degree in 1979 with distinction from Syracuse University. She graduated Beta Gamma Sigma (Phi Beta Kappa analogous).

In the section “Additional Information About the Trustees,” the sub-section titled “Share Ownership in the Funds” is replaced in its entirety with the following:

Share Ownership in the Funds.  The following table sets forth, as of March 31, 2016, any ownership by a Trustee or their immediate family members in the Funds:

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in the Fund Family/Complex
Jeffrey Haas(1)	None	Over $100,000
George Mileusnic(2)	None	Over $100,000
Thomas Kice	None	None
Peter L. Ochs	None	None
Darlene T. DeRemer(3)	None	Over $100,000

(1)     Mr. Haas owns shares of funds in the affiliated trust, AIFT. The breakdown held per Fund by Mr. Haas is as follows: AI Navellier International Fund – $10,001-$50,000 and AI U.S. Inflation-Protected Fund – $1-$10,000; Rx Dynamic Stock Fund – over $100,000.

(2)     Mr. Mileusnic holds his entire position in the AI Navellier Large Cap Growth Fund, which is a series of AIFT.

(3)     Ms. DeRemer holds her entire position in the AI Hillcrest Small Cap Value Fund, which is a series of AIFT.

In the section “Investment Advisory and Other Services,” the subsection “Investment Adviser” is deleted and replaced in its entirety by the following:

RiskX Investments, LLC, (“RiskX Investments”) formerly American Independence Financial Services, LLC, serves as investment adviser to the Trust pursuant to two Investment Advisory Agreements, both between the Trust and RiskX Investments: (i) the first, dated August 4, 2015, is on behalf of the Rx Tactical Rotation Fund; and (2) the second, dated March 21, 2016, is on behalf of the Rx MAR Tactical Growth Fund and the Rx MAR Tactical Moderate Growth Fund. RiskX Investments also serves as investment adviser to AIFT and is investment adviser to unified managed account programs (“UMAs”). RiskX Investments is a Delaware limited liability company and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RiskX Investments is based at 1345 Avenue of the Americas, 2nd Floor, New York, NY 10105 and as of March 31, 2016, RiskX Investments managed approximately $727 million in assets for mutual funds and UMAs.

Pursuant to obligations under the Investment Advisory Agreements, RiskX Investments also provides certain administrative services necessary for the Funds’ operations including; (i) coordination of the services performed by the Funds’ transfer agent, custodian, independent accountants and legal counsel; (ii) regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; (iii) preparation of proxy statements and shareholder reports for the Funds; (iv) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust’s officers and Board of Trustees; and (v) furnishing office space and certain facilities required for conducting the business of the Funds.

Under the Investment Advisory Agreements, RiskX Investments has oversight responsibility for the day-to-day management of the Funds. Mr. Steven Wruble is responsible for the oversight of the sub-advisory relationship for the Rx Tactical Rotation Fund. Mr. Charles McNally is responsible for the oversight of the sub-advisory relationship for the Rx MAR Tactical Moderate Growth Fund and the Rx MAR Tactical Growth Fund (together the “Rx MAR Tactical Funds”).  For more about the portfolio managers, please see the section below entitled “PORTFOLIO MANAGER INFORMATION”.

Under the heading “Advisory Agreement and Fees,” the first two paragraphs and tables are deleted and replaced in their entirety by the following:

Advisory Agreement and Fees. The following table shows the advisory fees that RiskX Investments, in its capacity as investment adviser, is entitled to receive from the Funds, calculated daily and paid monthly at the following annual rates, as a percentage of each of the Fund’s average daily net assets.

Fund Name	Advisory Fee
Rx Tactical Rotation Fund	1.00%
Rx MAR Tactical Moderate Growth Fund	0.75%*
Rx MAR Tactical Growth Fund	0.75%*

*The Rx MAR Tactical Funds did not accrue any advisory fees from December 28, 2015 through March 21, 2016.

The following table shows the sub-advisory fees that RiskX Investments pays to each Sub-Adviser, as limited sub-advisory services for the Funds, from the Advisory Fees received. The Sub-Advisers also share half of each Fund’s expenses waived and reimbursed by the Adviser to the extent of advisory fees payable to the Sub-Adviser.

Fund Name	Fund Average Net Assets (“ANA”)	Rate
Rx Tactical Rotation Fund	Up to $20 million	0.00%
	>$20 million, <$100 million	0.50%*
	$100 million, <$500 million	0.40%
	$500 million, <$1 billion	0.38%
	$1 billion or greater	0.35%
Rx MAR Tactical Moderate Growth Fund	All asset levels	0.375%**
Rx MAR Tactical Growth Fund	All asset levels	0.375%**

*Fees earned will be 0.50% less fee waivers, or half the investment advisory fee.

**Under the terms of the Interim Agreement, the sub-advisory fee payable to Frame Global is 0.1875% less fee waivers.  The sub-advisory fees shown above will become effective upon shareholder approval of the New Sub-Advisory Agreement.

In the section “Sub-Advisers,” the sub-section “Rx MAR Tactical Moderate Growth Fund and Rx MAR Tactical Growth Fund” is deleted and replaced in its entirety by the following:

RiskX Investments has engaged sub-advisers for the MAR Tactical Funds, Frame Global Asset Management Limited (“Frame Global”) to oversee the Fund’s management.

Frame Global will use its own analysis to construct an appropriate portfolio for each MAR Tactical Fund based on macroeconomic forecasting. Frame Global employs a proprietary asset allocation model to structure the portfolio across multiple asset classes and sub-asset classes based on the return and downside-risk profile. First, Frame Global uses a Macroeconomic Assessment of Risk (“MAR”) analysis to create its forecast of the macroeconomic environment over a one-year time horizon. Second, Frame Global uses statistical models to establish what impact it believes the macroeconomic environment may have on the risk/return profile and correlations of multiple asset classes and sub-asset classes. This provides a measure of how the asset classes and sub-asset classes may behave under different macroeconomic scenarios. Third, Frame Global selects asset classes and sub-asset classes it believes will achieve the highest total return as is consistent with the Fund’s return and downside-risk profile. Finally, the Fund’s portfolio is revised and rebalanced monthly if the expected returns and downside-risk for the current holdings have changed.

Frame Global, which was established in July 2015, is an independent non-resident Investment Advisor registered with the Securities and Exchange Commission and a Portfolio Manager registered with the Ontario Securities Commission in Canada. Frame Global is not affiliated with any parent company and is wholly owned by employees. Frame Global is located at 20 Adelaide Street East, Unit 920 in Toronto, Ontario, Canada and is an ETF tactical strategist manager. As of March 31, 2016, Frame Global had no direct assets under management.

The Sub-Advisory Agreement between RiskX Investments and Frame Global on behalf of each Fund will continue in effect for a period beyond two years from the date of its execution only as long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such Contract or “interested persons” (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreements may be terminated without penalty by vote of the Trustees or the shareholders of the Funds, or by the Adviser, or the Sub-Adviser, on 60 days’ written notice by either party to the Sub-Advisory Agreement and will terminate automatically if assigned.

Under the section “Portfolio Managers,” the subsection “Rx MAR Tactical Moderate Growth Fund and Rx MAR Tactical Growth Fund (Cougar Global)” is deleted and replaced in its entirety by the following:

Rx MAR Tactical Moderate Growth Fund and Rx MAR Tactical Growth Fund

Deborah Frame. Ms. Frame heads the firm’s ETF Strategy Team. She has held executive positions over the past 30 years at a number of major Canadian life insurance and investment firms and has sat as a board member of both public and private companies.  She was Chief Investment Officer at a Canadian life insurance company prior to moving to Cougar Global Investments, a Global Tactical ETF Portfolio Strategist in 2009, where she was Vice President Investments. While at Cougar Global, she oversaw the firm’s use of qualitative and quantitative asset allocation models that focused on downside risk optimization through the use of Exchange Traded Funds. She holds an MBA from York University with a concentration in Finance and an undergraduate degree in Economics and Business from the University of Guelph. She is a registered Portfolio Manager - Advising Representative with the Ontario Securities Commission and a CFA Charterholder. Deborah is also the Co-Head of the Canadian Chapter of Women in ETFs. Founded in January 2014, Women in ETFs encourages and supports women in the ETF industry in the United States, Canada, Europe and Asia Pacific.

Charles McNally. Mr. McNally joined RiskX Investments (formerly, American Independence Financial Services, LLC) as Chief Portfolio Strategist in early 2013. Mr. McNally also serves as a co-portfolio manager for the AI JAForlines Risk-Managed Allocation Fund, which is a fund in the American Independence Funds Trust, an affiliated trust. For thirteen years, he was a founding member and became a portfolio manager and head of manager research for the Fund of Funds and Institutional Advisory Group at Lyster Watson & Company, a pioneer firm in advising hedge fund investors. Prior to that, he headed research and development for a proprietary equity statistical arbitrage strategy at Jefferies Group, following a role as senior trader at a quantitative hedge fund. He started his career in the fixed-income portfolio strategy research group at Goldman Sachs & Company, and later advised the firm’s institutional clients on using fixed-income futures and options for hedging and portfolio applications. He moved to Salomon Brothers to become product manager for their fixed-income futures and options customer business, and traded fixed-income and foreign exchange at CS First Boston, before moving into investment management. Mr. McNally earned a Sc.B in Applied Mathematics, magna cum laude, from Brown University, and continued his studies in pure and applied mathematics at Cambridge University (as a Churchill Scholar) and at New York University’s Courant Institute of Mathematical Sciences.

The paragraph and table for “Beneficial Ownership by Portfolio Manager” are deleted and replaced in their entirety by the following:

Beneficial Ownership by Portfolio Manager.  As of March 31, 2016, the portfolio managers responsible for the day to day management of the Fund owned the following shares of each Fund or any Fund in the Trust:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All of the Fund Complex
Corey Hoffstein	None	None
Justin Sibears	None	None
Deborah Frame	None	None
Charles McNally	None	$1 - $10,000

In the section “Account Management Disclosures,” the introducing paragraph and table are deleted and replaced in their entirety by the following:

Account Management Disclosures. Including the Funds, as of March 31, 2016, the portfolio managers were responsible for the day-to-day management of certain other accounts as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	No. of Accts.	Total Assets	No. of Accts.	Total Assets	No. of Accts.	Total Assets
Corey Hoffstein	5	$91,700,000	0	$0	13	$1,100,000
Justin Sibears	5	$91,700,000	0	$0	13	$1,100,000
Deborah Frame	2	$27,300,000	0	$0	2	$9,300,000
Charles McNally	3	$103,500,000	0	$0	0	$0

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